Exhibit 10.12

Execution Copy

CONFIDENTIAL TREATMENT REQUESTED.  CONFIDENTIAL PORTIONS OF

THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY

FILED WITH THE COMMISSION

USED BEECHCRAFT 1900D AIRLINER PURCHASE AGREEMENT

On this 12th day of March, 2007, this Agreement (this “Agreement”) is made and entered into by and between Champlain Enterprises, Inc. d/b/a CommutAir, a corporation organized under the laws of the State of New York with an address at 518 Rugar Street, Plattsburgh, NY 12901 (“Seller”) and Big Sky Transportation Co. d/b/a Big Sky Airlines, a corporation organized under the laws of Montana with an address at 1601 Aviation Place, Billings, MT  59105 (“Buyer”).

RECITALS

A. Seller is the owner of twelve (12) used Beechcraft Model 1900D Airliner aircraft, each together with two Pratt & Whitney PT 6A-67D engines, two Hartzell HC-E4A-3J propellers, avionics, parts, components, and equipment installed thereon and all records, logs, manuals, books, and other documents relating thereto.

B. Seller intends to sell, and Buyer intends to purchase, pursuant to the terms set forth in this Agreement, the eight (8) used Beechcraft Model 1900D Airliner aircraft, together with the engines, propellers, avionics, parts, components, and equipment installed thereon listed on Schedule A attached to and incorporated into this Agreement, and all records, logs, manuals, books, and other documents relating to such aircraft (collectively referred to as the “Aircraft”).

C. Seller intends to grant to Buyer a right of first refusal to purchase the four (4) used Beechcraft Model 1900D Airliner aircraft, together with the engines, propellers, avionics, parts, components, and equipment installed thereon listed on Schedule B attached to and incorporated into this Agreement, and all records, logs, manuals, books, and other documents relating thereto (collectively referred to as the “Optioned Aircraft”).

NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

ARTICLE 1: ACQUISITION AND PURCHASE OF THE AIRCRAFT

1.1                                 Aircraft. Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Aircraft.

ARTICLE 2: PURCHASE PRICE

2.1                                 Purchase Price. Buyer agrees to pay Seller the purchase price for each Aircraft in the amount of *** Dollars ($***), in sum total for all Aircraft in the amount of *** Dollars ($***) (hereafter the “Purchase Price”).

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

The Purchase Price shall be paid as follows:

(i)                                     Upon the execution of this Agreement, Buyer shall pay to Seller $*** by wire transfer into an account identified by Seller (the “Downpayment”). The Downpayment shall be a nonrefundable payment, subject to Seller’s performance under Section 3.3(c) of this Agreement, which may be used by Seller in the operation of its business.  Seller shall apply the Downpayment to the Purchase Price as set forth below.

(ii)                                  The remaining *** Dollars ($***) shall be paid in the following manner. On or before the delivery date of each of the eight Aircraft, as such delivery dates are set forth in Schedule C, (i) Buyer shall pay to Robert M. Peregrin, Esq., Dougherty, Fowler, Peregrin, Haught and Jensen, 204 North Robinson, Suite 900, Oklahoma City, Oklahoma  73120 (the “Escrow Agent”) $***, (ii) Buyer shall deliver to the Escrow Agent Buyer’s Deliverables as defined in Section 3.4 of this Agreement relating to each specified Aircraft; (iii) Seller shall apply $*** of the Downpayment to the Purchase Price of the subject Aircraft; and (iv) and Seller shall deliver to the Escrow Agent Seller’s Deliverables as defined in Section 3.3 of this Agreement relating to each specified Aircraft. Prior to taking possession of each Aircraft on the delivery dates set forth in Schedule C, the Escrow Agent shall (a) deliver to Buyer a lien and title report satisfactory to Buyer, (b) pay to Seller $*** for each Aircraft ready for delivery to Buyer, (c) record the United States Federal Aviation Administration (the “FAA”) bill of sale for such specified Aircraft, (d) deliver to Buyer Seller’s long form bill of sale relating to such specified Aircraft, (e) deliver to Seller the Final Acceptance and Delivery and New York State tax exemption certificate as set forth in Section 3.4.  On the occurrence of Closing relating to each Aircraft, with respect to such Aircraft, the Escrow Agent shall register the Buyer’s interests in the relevant Aircraft as a “Contract of Sale” pursuant to the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment and the regulations of the International Registry of Mobile Assets.

(iii)                             Each party shall also do and perform such other and further acts and execute and deliver any and all such other and further instruments as may be required to enable the Escrow Agent to register the Buyer’s interests in the relevant Aircraft as a “Contract of Sale” pursuant to the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment and the regulations of  the International Registry of Mobile Assets.

2.2                                 Escrow Costs. Buyer and Seller shall pay fifty percent (50%) of all fees, costs, and expenses of the Escrow Agent.

2.3                                 Taxes, Fees and Liens. Buyer agrees to pay, in addition to the Purchase Price, any and all taxes (including sales, use and property taxes), filing fees, transfer fees, excises, tariffs, duties or similar fees and charges which may be levied or assessed upon the Aircraft or this transaction by any regulatory, licensing or taxing authority, except for any income tax which Seller may incur as a result of the transactions contemplated by this Agreement. Buyer also agrees to pay any fees of any type as a result of Buyer’s activities.

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

ARTICLE 3: DELIVERY AND CLOSING

3.1                                 Closing. The closing of each of the Aircraft shall occur on the dates listed in Schedule C attached to and incorporated into this Agreement (“Closing Dates”). The Closing shall proceed through an escrow agreement in the form attached as Exhibit A.

3.2                                 Condition of Aircraft. Upon the delivery of each Aircraft to Buyer, (i) each Aircraft shall be delivered in airworthy condition pursuant to FAA Part 121 and in compliance with all airworthiness directives and mandatory service bulletins; (ii) all installed equipment and all log book discrepancies shall be cleared; (iii) there will be at least 2,000 hours left before the next structural inspection is due; and (iv) all records, logs, manuals, books, and other documents relating thereto shall be current and in compliance with FAA regulations (collectively, the “Delivery Conditions”). If an Aircraft is delivered with less than 2,000 hours left before the next structural inspection, Buyer shall be entitled to a credit against the Purchase Price equal to an amount calculated as follows:

(2,000 - hours left before structural inspection) x $***
2,000

3.3                                 Delivery of Aircraft. Each Aircraft shall be offered for acceptance and delivery at the specified Closing Dates set forth in Schedule C in accordance with the following procedure:

(A)                              The parties acknowledge that Seller currently uses and will continue to use each of the Aircraft in the operation of its business. Possession of the Aircraft shall at all times remain with Seller until delivery of the Aircraft to Buyer on the Closing Dates.  On and following the date that this Agreement is fully executed and delivered by the parties hereto, Buyer shall be entitled, at its sole cost and expense, to have a representative present to observe any inspection of the Aircraft that is conducted pursuant to Seller’s existing maintenance and inspection program.

(B)                                The Aircraft shall be delivered to Buyer on the respective Closing Dates set forth on Schedule C in Plattsburgh, New York. On such dates, Buyer shall execute the Certificate of Final Acceptance and Delivery in the form attached hereto as Exhibit B provided the Delivery Conditions are satisfied.

(C)                                Title and risk of loss or damage to the Aircraft shall pass to Buyer upon delivery of the Aircraft to the Buyer. If an Aircraft is lost or materially damaged prior to its delivery to Buyer, the Seller shall refund to Buyer the pro rata portion of the Downpayment allocable to such Aircraft and this Agreement shall terminate with respect to such Aircraft.

3.4                                 Seller’s Closing Deliverables. Seller shall deliver to the Escrow Agent the following items (“Seller’s Closing Deliverables”):

(A)                              An original fully executed Long Form Bill of Sale for the Aircraft in the form of

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

Exhibit C attached; and

(B)                                An original FAA Form Bill of Sale.

In addition, Seller shall make the Aircraft available to Buyer for its inspection, which inspection, at Buyer’s sole expense, shall include a records check, engine borescope, and test flight.  Buyer will have the opportunity to have a representative present during the inspection.

3.5                                 Buyer’s Closing Deliverables. Buyer shall deliver to the Escrow Agent the following items:

(A)                              A fully executed Certificate of Final Acceptance and Delivery in the form of Exhibit B attached hereto;

(B)                                An executed New York sales tax exemption certificate; and

(C)                                Such other documents as may be reasonably required by Seller to consummate the transactions contemplated in this Agreement.

(D)                               $*** for each Aircraft.

ARTICLE 4: “AS IS”CONDITION AND SELLER’S DISCLAIMERS

4.1                                 Warranty of Title. Seller represents and warrants to Buyer that at the time of delivery to Buyer, (i) Seller shall have legal title to the Aircraft, and (ii) the Aircraft shall be transferred to Buyer free and clear of any liens, claims, charges or encumbrances.

4.2                                 “As Is” Condition. BUYER UNDERSTANDS AND AGREES THAT THE AIRCRAFT IS A USED AIRCRAFT AND THAT BUYER IS PURCHASING THE AIRCRAFT IN AN “AS IS, WHERE IS, AND WITH ALL FAULTS” CONDITION, SUBJECT ONLY TO THE WARRANTY SPECIFIED ABOVE IN SECTION 4.1. Notwithstanding the foregoing, to the extent that any parts or components installed on or in the Aircraft on the Closing Date are subject to any warranty issued by any manufacturer or remanufacturer thereof, Seller will undertake reasonable steps (not including or involving the payment of any amount of money) to transfer to Buyer the contractual right to enforce any such warranty, to the extent same may be transferable.

4.3                                 Disclaimer of Warranty. Buyer understands and agrees to each of the following disclosures, disclaimers, waivers, acknowledgements and undertakings with respect to the Aircraft:

(A)                              Seller is not the manufacturer of the Aircraft, or of any part or component installed in or on the Aircraft;

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

(B)                                the original manufacturer’s warranty on the Aircraft, including its engines, propellers, and avionics equipment, has expired. Notwithstanding the foregoing, to the extent that any parts or components installed on or in the Aircraft on the Closing Date are subject to any warranty issued by any manufacturer or remanufacturer thereof, Seller will undertake reasonable steps (not including or involving the payment of any amount of money) to transfer to Buyer the contractual right to enforce any such warranty, to the extent same may be transferable.;

(C)                                SELLER MAKES NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED, RELATING TO THE AIRCRAFT OR THE PRE-CLOSING MAINTENANCE;

(D)                               BUYER WAIVES ALL EXPRESS OR IMPLIED WARRANTIES RELATING TO THE AIRCRAFT, WHETHER OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE AND ACKNOWLEDGES AND AGREES THAT NO SUCH WARRANTIES APPLY TO THE AIRCRAFT OR ANY OTHER PROPERTY BEING TRANSFERRED UNDER THIS AGREEMENT;

(E)                                 EXCEPT AS PROVIDED IN SECTIONS 4.2 AND 4.3(B) OF THIS AGREEMENT WITH RESPECT TO CERTAIN MANUFACTURERS’ WARRANTIES, BUYER WAIVES ALL EXPRESS OR IMPLIED WARRANTIES RELATING TO THE PRE-CLOSING MAINTENANCE (INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY CONCERNING THE QUALITY OF THE WORKMANSHIP OR SERVICES PERFORMED WITH RESPECT TO THE PRE-CLOSING MAINTENANCE, OR ANY WARRANTY RELATING TO NEW, USED OR RECONDITIONED PARTS OR COMPONENTS INSTALLED IN OR ON THE AIRCRAFT IN CONNECTION WITH THE PRE-CLOSING MAINTENANCE) WHETHER OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE AND ACKNOWLEDGES AND AGREES THAT NO SUCH WARRANTIES APPLY TO THE PRECLOSING MAINTENANCE OR ANY OTHER SERVICES BEING PERFORMED OR PROPERTY BEING TRANSFERRED UNDER THIS AGREEMENT;

(F)                                 Buyer shall have all risks as to the quality and performance of the Aircraft;

(G)                                Buyer assumes all costs and risks for any liens, encumbrances, charges and debts on the Aircraft arising by or through Buyer or its representatives or as the result of their use, operation, maintenance, repair or possession of the Aircraft; and

(H)                                     SELLER SHALL NOT BE LIABLE FOR ANY DEFECTS, EITHER LATENT OR PATENT, IN THE AIRCRAFT NOR FOR ANY GENERAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY DAMAGES FOR LOSS OF USE, LOSS OF PROFITS, DIMINUTION OF MARKET VALUE, OR ANY INTERRUPTION IN BUYER’S BUSINESS RESULTING FROM ITS INABILITY TO USE THE AIRCRAFT FOR ANY REASON WHATSOEVER. SELLER SHALL NOT BE LIABLE FOR ANY DAMAGES

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

CLAIMED BY BUYER OR ANY OTHER PERSON OR ENTITY UPON THE THEORIES OF NEGLIGENCE OR STRICT LIABILITY IN TORT.

4.4                                       Acknowledgement and Disclaimer. Buyer acknowledges and agrees that, in purchasing and accepting the Aircraft, (i) Buyer has relied solely upon its own inspection and evaluation of the Aircraft, (ii) Seller is making no representations or warranties as to the value, condition, airworthiness, design, operation or fitness for use of the Aircraft to Buyer, and (iii) Seller is disclaiming, and Seller does hereby disclaim, any such representation or warranty.

ARTICLE 5: DEFAULT AND TERMINATION

5.1                                 In the event all conditions of this Agreement are satisfied and the performance of this Agreement is tendered by a party but the sale is not consummated through default on the part of the other party on the Closing Date, the non-defaulting party may exercise any remedy available to it at law or in equity. The remedies stated herein are cumulative and not exclusive.  Notwithstanding anything to the contrary contained in this Section 5.1, neither party shall be entitled to consequential and/or incidental damages.

ARTICLE 6: RIGHT OF FIRST REFUSAL

6.1                                 Seller shall not dispose of the Optioned Aircraft without first complying with the provisions of this Section. If Seller receives a written bona fide offer to purchase one or more of the Optioned Aircraft (a “Bona Fide Offer”), Seller shall provide Buyer with a copy of such Bona Fide Offer and a written notice of Seller’s intent to accept such offer (“Seller’s Notice”). Buyer shall notify Seller in writing, within 72 hours of its receipt of Seller’s Notice, of Buyer’s intention to purchase such Aircraft, or its decision not to purchase such Aircraft. ***. The Closing shall take place 30 days after the date of the Bona Fide Offer. If, on the other hand, Buyer decides not to purchase the Optioned Aircraft, all of Buyer’s right to purchase such Optioned Aircraft shall terminate and Seller shall have the right to sell such Optioned Aircraft to the third party purchaser free and clear of all of Buyer’s right, title, and interest in the Optioned Aircraft.  In such event, Seller shall consummate the sale of the Optioned Aircraft to the third party purchaser within 60 days of receipt of the Bona Fide Offer, and any sale to a third party purchaser after such date shall require Seller to again provide Buyer with Seller’s Notice and follow the provisions of this Section 6.1.  At any time, if Buyer fails to respond to Seller’s Notice within 72 hours of Buyer’s receipt of Seller’s Notice, such failure shall be treated as Buyer’s decision not to purchase the Optioned Aircraft.

ARTICLE 7: SUPPORT AGREEMENT

7.1                                 Prior to the delivery of the first Aircraft, the parties agree to execute a separate agreement which will provide the following support:

(A)                              Spare Parts Package – Seller agrees to sell and Buyer agrees to buy not less than $*** and up to $*** (the “Parts Purchase Price”) of serviceable Beech 1900 parts specified by Buyer at delivery of the first Aircraft.  Buyer shall pay to Seller ninety percent (90%) of the Parts

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

Purchase Price at delivery and the balance in thirty days.

(B)                                Ground Equipment – Seller will offer for sale certain ground equipment items which have become excess to its needs such as tow bars, etc. at fair market value.

(C)                                Delivery Support – Seller will provide reasonable pre-delivery assistance to Buyer at Seller’s Maintenance Facility prior to each closing. Such assistance will include but not be limited to short term storage, towing, use of jacks, test equipment, access to records, and reasonable labor assistance in order to allow Buyer to conduct proper evaluation of each aircraft.

(D)                               Tools – The following will be made available in support of Buyer’s operations.

i.                                          Seller will make available for sale to Buyer selected tools appropriate to the BE1900 at CommutAir’s cost plus freight.

ii.                                       In addition, “CommutAir-designed”tooling will also be offered to Buyer at a reasonable cost plus freight.

(E)                                 Emergency Equipment – Seller will provide all currently installed emergency equipment required for FAR 121 operations.

(F)                                 Maintenance and Inspection Program Manuals.  Seller will provide to Buyer a complete copy of Seller’s Maintenance and Inspection Program Manuals.

ARTICLE 8: MISCELLANEOUS

8.1                                 Governing Law and Forum Choice. This Agreement was made and entered into in the State of New York, and the law governing this transaction shall be that of the State of New York as it may from time to time exist (without giving effect to its conflict of law principles). The law of the State of New York shall apply to any and all matters arising from or related to this Agreement and transaction. The parties agree that any legal proceeding based upon the provisions of this Agreement or breach thereof shall be brought exclusively in either the United States District Court for the Northern District of New York at Syracuse, New York, or in the New York Supreme Court, Onondaga County in Syracuse, New York to the exclusion of all other courts and tribunals. The parties hereby consent and agree to be subject to the jurisdiction of the aforesaid courts in such proceedings.

8.2                                 Amendments. The parties may mutually agree to amend or modify the terms and conditions of this Agreement. It is expressly agreed, however, that no amendment or modification to this Agreement shall be binding upon either party unless it is reduced to writing and duly executed by both parties in the same manner as the original execution of this Agreement.

8.3                                 Brokerage. Neither Seller nor Buyer have dealt with, or are obligated to make payment to, any finder, broker, dealer or agent in connection with the transactions contemplated by this

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

Agreement or the negotiations leading to the execution and delivery of this Agreement.

8.4                                 Entire Agreement; Counterparts. This Agreement contains the entire agreement of the parties and supersedes and merges any and all prior agreements between the parties, written or oral, with respect to the transactions hereby contemplated. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

8.5                                 Assignment to Designee of Buyer. Subject to the conditions set forth below, Buyer may assign to a designee of Buyer its rights to acquire the Aircraft pursuant to this Agreement, provided, however (i) no such assignment shall be deemed effective without the prior written consent of Seller, (ii) notwithstanding such assignment, Buyer shall remain liable for all of Buyer’s duties and obligations pursuant to the terms of this Agreement, and (iii) Buyer shall be responsible solely for all costs and expenses associated with, or arising from, such assignment.

8.6                                 Mutual Representations. Each party to this Agreement represents and warrants to the other as follows: (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) it has the power and authority to execute and deliver this Agreement and all other documents associated with the transactions contemplated in this Agreement (the “Transaction Documents”), and to perform pursuant to the terms thereof, (iii) all requisite action on its part (including action by its officers, directors or shareholders) necessary for the authorization of the Transaction Documents and the performance of its obligations under the Transaction Documents has been taken, (iv) the undersigned officer or officers of such party have all requisite power and authority to execute and deliver the Transaction Documents on behalf of such party, (v) the Transaction Documents, when executed and delivered, will constitute valid and binding obligations enforceable against it in accordance with their terms.

8.7                                 Patriot Act. Buyer certifies that it has not been designated, nor is it or shall it be owned or controlled, by a “suspected terrorist” as defined in Executive Order 13224. The Buyer hereby acknowledges that Seller has informed Buyer that it seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Buyer hereby represents, warrants and covenants that: (i) none of the cash or property that Buyer or any party providing financing to Buyer will pay or will contribute to Seller has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by Buyer or any party providing financing to Buyer to Seller shall cause Seller to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Buyer shall promptly notify Seller if any of these representations, warranties and covenants ceases to be true.

8.8                               Notices. All notices, requests, demands, amendments, modifications or other communications under this Agreement shall be in writing. Notice shall be sufficient for all such purposes if personally delivered, delivered by courier with receipt of delivery, facsimile

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

transmitted with written confirmation of receipt by recipient, or e-mailed with verifiable and unmodifiable proof of content and time and date of sending by sender and delivery to recipient. Notice is effective on delivery. Any notice given by facsimile transmission or e-mail shall be deemed received on the next business day if it is received after 5:00 p.m. (recipient’s time) or on a non-business day.  All notices, requests, demands, amendments, modifications, or other communications under this Agreement shall be sent to the addresses listed below:

If to Seller:

Champlain Enterprises, Inc.

Attn:  Joel Raymond, Vice President

518 Rugar Street

Plattsburgh, New York 12901

Facsimile:  (518) 562-8030

E-mail:  jraymond@commutair.com

With a copy to:

Joseph Zagraniczny, Esq.

Bond, Schoeneck & King, PLLC

One Lincoln Center

Syracuse, New York  13202-1355

Facsimile:  (315) 218-8100

E-mail: zagranj@bsk.com

If to Buyer:

Big Sky Transportation Co.

Attn:  Fred deLeeuw, President

1601 Aviation Place

Billings, MT  59105

Facsimile:  (406) 247-3972

E-mail:  fred.deleeuw@bigskyair.com

With a copy to:

MAIR Holdings, Inc.

Attn:  General Counsel

150 South 5th Street

Suite 1360

Minneapolis, MN  55402

Facsimile:  (612) 333-0590

Any party may change its address or facsimile number or e-mail address by giving the other party notice of the change in any manner permitted by this Agreement.

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

8.9  Counterparts.  This Agreement may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.  The execution of this Agreement by any party hereto will not become effective until counterparts hereof have been executed by all of the parties hereto.  In order to facilitate execution of this Agreement, fax signatures and pdf signatures shall be deemed to be original signatures.

IN WITNESS OF the mutual promises, covenants and agreements set forth herein, the parties have caused their duly authorized officers to execute this Agreement on the date first written above.

CHAMPLAIN ENTERPRISES, INC.

By:	/s/ Joel Raymond

Name:	Joel Raymond
Title:	Vice President, Marketing

BIG SKY TRANSPORTATION CO.

By:	/s/ Fred deLeeuw

Name:	Fred deLeeuw
Title:	President

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

Schedule A

Serial #	Registration #	Engine #
UE-405	N856CA	PS0387 PS0385
UE-396	N838CA	PS0458 PS0407
UE-401	N840CA	PS0409 PS0406
UE-399	N854CA	PS0390 PS0434
UE-400	N835CA	PS0415 PS0416
UE397	N837CA	PS0408 PS0391
UE-403	N857CA	PS0395 PS0394
UE-402	N842CA	PS0402 PS0403

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

A-1

Schedule B

Serial #	Registration #	Engine #	Option #
UE-406	N832CA	PS0386 PS0393	1
UE-407	N836CA	PS0399 PS0398	2
UE-408	N858CA	PS0396 PS0397	3
UE-410	N844CA	PS0405 PS0404	4

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

B-1

Schedule C

Delivery and Closing Date

Aircraft	Delivery Date as soon as possible, but in no event later than
1	April 17, 2007*
2	July 2, 2007
3	August 6, 2007
4	September 3, 2007
5	October 1, 2007
6	November 5, 2007
7	December 3, 2007
8	January 1, 2008

* Assumes Seller is fully released of *** by April 1, 2007.   Seller shall have no obligation to deliver the first Aircraft to Buyer until Seller is released of ***.  Such release has no effect upon the delivery dates of the other seven Aircraft.

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

C-1

Exhibit A

ESCROW AGREEMENT

This Escrow Agreement (this “Agreement”) is made and entered into as of the      day of March, 2007 by and among CHAMPLAIN ENTERPRISES, INC. d/b/a CommutAir, a corporation organized under the laws of the State of New York with an address at 518 Rugar Street, Plattsburgh, New York 12901 (“Seller”), BIG SKY TRANSPORTATION CO. d/b/a Big Sky Airlines, a corporation organized under the laws of the State of Montana, with an address at 1601 Aviation Place, Billings Montana 59105 (“Buyer”) and DAUGHERTY, FOWLER, PEREGRIN, HAUGHT & JENSON, 204 North Robinson Avenue, Suite 900, Oklahoma City, Oklahoma 73102 (“Escrow Agent”).

RECITALS

A.                                 Seller is the owner of eight (8) used Beechcraft Model 1900D Airliner aircraft, each together with two Pratt & Whitney PT6A-67D engines, two Hartzell HC-E4A-3J propellers, avionics, parts, components, and equipment installed thereon listed on Schedule A attached to and incorporated into this Agreement (collectively referred to as the “Aircraft”).

B.                                   On or about March 8, 2007, Seller and Buyer executed a used Beechcraft 1900D Airliner Purchase Agreement, dated as of March 8, 2007 (the “Purchase Agreement”) under which Seller agreed to sell to Buyer and Buyer agreed to buy from Seller the Aircraft on the closing dates listed on Schedule B attached to and incorporated into this Agreement (the “Closing Dates”).  While the Closing Date with respect to the first Aircraft is subject to Seller obtaining ***, the Closing Dates of the other seven aircraft are not contingent upon Seller ***.

C.                                   The purpose of this Agreement is to set forth the terms and conditions under which the Escrow Agent is to hold and disburse the Purchase Proceeds, as that term is defined in Section 2 of this Purchase Agreement.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Purchase Price.  Pursuant to the Purchase Agreement, Buyer agrees to pay Seller the purchase price for each aircraft in the amount of $***, in sum total for all of the Aircraft in the amount of $*** (hereafter referred to as the “Purchase Price”).

(a)                                  Downpayment. Seller hereby acknowledges receipt of $*** (the “Downpayment”).

(b)                                 Remaining Purchase Price.  Prior to the Closing of each of the eight Aircraft,  Buyer shall pay to the Escrow Agent $***.

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

2.                                       Seller’s Closing Deliverables.  Subject to the satisfaction of the conditions in the Purchase Agreement, on or before each Closing Date, Seller shall deliver to the Escrow Agent the following items (“Seller’s Closing Deliverables”):

(i)                                     original fully executed long form Bill of Sale for the specific Aircraft being conveyed;

(ii)                                  an original FAA Form Bill of Sale for the specific Aircraft being conveyed;

(iii)                               an original executed release of the security interest from Laurus Master Fund, Ltd. which is a lien on the specific Aircraft being conveyed.

The items listed in Section 2(ii) and (iii) shall be hereafter referred to as the “FAA Documents.”

3.                                       Buyer’s Closing Deliverables.   On or before each Closing Date, Buyer shall deliver the following items to the Escrow Agent:

(i)                                     $*** for each Aircraft being conveyed (the “Escrow Funds”);

(ii)                                  an original executed Certificate of Final Acceptance and Delivery as set forth in the Purchase Agreement;

(iii)                               an original executed New York State Sales Tax Exemption Certificate;

(iv)                              such other documents as may be reasonably required by Seller to consummate the transactions contemplated in the Purchase Agreement.

3.                                       FAA Filing.  Upon oral notice on a closing call from Buyer and Seller that all conditions precedent to the closing of the transactions contemplated by the Agreement have been satisfied (collectively, the “Closing Notice”), the Escrow Agent shall direct the Escrow Agent Bank to disburse the Escrow Funds as set forth in paragraph 4.  Upon receipt of a federal reference number from the Escrow Agent Bank, the Escrow Agent shall date and file with the FAA the FAA Closing Documents together with an appropriate transmittal letter and its check to the FAA for the required filing fee.

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

The Escrow Agent Bank and its wiring instructions are as follows:

Wells Fargo Bank

299 South Main Street, 12th Floor

Salt Lake City, UT

ABA: 121-000-248

Account No.: ***

Acct. Name: Corporate Trust Services

RE: DFPHJ Funding Account

Reference File No.:                    ; N

4.                                       Disbursement of Escrow Funds.  Upon receipt of the Closing Notice and confirmation that the Aircraft records at the FAA are free and clear of liens and encumbrances of record as set forth in the Escrow Agent’s draft of opinion, assuming that the same occurs during normal banking hours, the Escrow Agent shall direct on that same day the Escrow Agent Bank to disburse by wire transfer the Escrow Funds together with all interest earned thereon as follows:

(a)                                  the amount of *** U.S. Dollars ($***U.S.) for each Aircraft to be conveyed on the Closing Date to:

Wire Instructions:

Mellon Bank

Pittsburgh, PA

ABA #043000261

Credit Merrill Lynch

Acct. No. ***

Further Credit – Champlain Enterprises, Inc.

Account No. ***

It is understood by the parties hereto that if the Closing Notice occurs after 3:00 p.m., EST on a banking business day, the Escrow Funds may not, because of the close of the Federal wire for that day, be forwarded until the next banking business day.  In that event, the FAA Closing Documents will not be filed until the next day upon the receipt of a reference number from the Escrow Agent Bank.

The Escrow Agent shall forward to the Buyer:

(i)                                     the original executed long form Bill of Sale.

(ii)                                  copies of all other Seller’s Deliverables and Buyer’s Deliverables.

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

The Escrow Agent shall forward to the Seller:

(i)                                     original executed Certificate of Final Acceptance and Delivery.

(ii)                                  copies of all other Seller’s Deliverables and Buyer’s Deliverables.

5.                                       Termination of Escrow for Specific Aircraft.  In the event that Seller has delivered to the Escrow Agent Seller’s Deliverables, and the Aircraft satisfies the delivery conditions set forth in Section 3.2 of the Purchase Agreement and the Buyer thereafter fails to consummate the transactions contemplated by the Purchase Agreement, and such failure by Buyer continues through the Closing Date, as the Closing Date may be extended by mutual agreement by both parties in writing, within three business days following the Closing Date, Seller shall execute a notice to the Buyer and Escrow Agent under which Seller will notify Buyer of its default under the Purchase Agreement and direct the Escrow Agent to return Seller’s Deliverables to Seller.  Seller shall reserve all of its rights against Buyer under the Purchase Agreement in the event of Buyer’s default.

6.                                       Limitation of Escrow Agent’s Liability.  The Escrow Agent shall not be liable for any action taken or omitted to be taken by it while acting in good faith and in the exercise of its best judgment, under this Escrow Agreement or any instrument executed pursuant hereto, or in connection herewith or therewith, except for its own willful, criminal misconduct or gross negligence, nor be responsible for the effectiveness, enforceability, validity or due execution of this Escrow Agreement or any instrument executed pursuant hereto including, without limitation, the Escrow Documents, as to the parties to this Escrow Agreement and any third parties.  The Escrow Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which it believes to be genuine and to have been presented by a proper person.  In the event of any disagreement between any of the parties to this Escrow Agreement, or between them or any of them and any other person, resulting in divergent or adverse claims or demands being made in connection with the subject matter of this Escrow Agreement, or in the event the Escrow Agent, in good faith, is in doubt as to what action should be taken hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person for its good faith failure or refusal to act, the Escrow Agent shall be entitled to continue to so refrain from acting until (i) the rights of the parties shall have been fully and finally adjudicated by a court of competent jurisdiction or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons and the Escrow Agent shall be notified thereof in writing signed by all such persons.  Further, in the event of any such dispute or controversy, the Escrow Agent may, if, in its sole discretion, it deems appropriate, institute a declaratory judgment or other appropriate legal action in any court of competent jurisdiction to determine the rights of the parties involved.  Should action be instituted, or should the Escrow Agent become involved in litigation in any manner whatsoever on account of this Escrow Agreement or the FAA Closing Documents or the Escrow Funds, Seller and Buyer, jointly and severally, hereby bind and obligate themselves, their heirs, personal representatives, successors and assigns to pay Escrow Agent the

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

reasonable attorneys’ fees incurred by Escrow Agent to retain legal counsel, as well as any other disbursements, expenses, losses, costs or damages in connection with or resulting from such litigation, except such as may have been caused by the gross negligence or misconduct of the Escrow Agent.  The rights of the Escrow Agent under this Section 7 are cumulative of all other rights which it may have by law or otherwise.

7.                                       Governing Law.  This Escrow Agreement is to be governed by and construed under the laws of the State of Oklahoma.

8.                                       Invalidity.  In the event that any one or more of the provisions of this Escrow Agreement shall for any reason be held to be invalid, illegal or unenforceable, the remaining provisions of this Escrow Agreement shall be unimpaired and the invalid, illegal or unenforceable provision shall be deleted.

9.                                       Notices.  All notices required to be given hereunder shall be deemed adequately given if (i) delivered by hand; (ii) sent by reliable overnight delivery services; (iii) transmitted by facsimile; or (iv) transmitted by e-mail, at its address, facsimile number or e-mail address set forth below, or such other address, facsimile number or e-mail address as such addressee may have designated in writing:

To Seller:	Champlain Enterprises, Inc.
518 Rugar Street
Plattsburgh, New York 12901
Attention: Joel Raymond
Telephone: 518.562.2700 (Ext. 185)
Facsimile Number: 518.562.8030
E-mail Address: jraymond@commutair.com

With copy to: Bond, Schoeneck & King PLLC
One Lincoln Center
Syracuse, New York 13202
Attention: Joseph Zagraniczny, Esq.
Telephone: 315.218.8000
Facsimile: 315.218.8100
E-mail Address: jzagranj@bsk.com

To Buyer:	Big Sky Transportation Co.
Attn: Fred deLeeuw
Billings Logan International Airport
1601 Aviation Place
Billings, Montana 59105
Facsimile: 406.247.3972

To Escrow Agent:	Daugherty, Fowler, Peregrin, Haught & Jenson

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

Attention: Robert M. Peregrin, Esq.
204 North Robinson Avenue, Suite 900
Oklahoma City, OK 73102
Facsimile: 405.232.0865

Notices given hereunder shall be deemed to have been received (i) in the case of delivery by hand, upon delivery to the receptionist at the recipient’s address set forth herein; (ii) in the case of overnight delivery service, on the next Business Day following delivery to such service; (iii) in the case of facsimile transmissions, upon confirmation by the sender’s facsimile machine that such facsimile has been successfully transmitted; and (iv) in the case of e-mail, on the Business Day such e-mail is sent.

10.                                 Binding Agreement.  This Escrow Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their representatives, successors and assigns.

11.                                 Amendments.  The provisions of this Escrow Agreement may be modified or amended only by an instrument or instruments in writing signed by all parties hereto.

12.                                 Counterparts.  This Escrow Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Escrow Agreement by signing any such counterpart.

13.                                 Integration.  This Escrow Agreement shall constitute the entire agreement among the parties hereto regarding the subject matter hereof, superseding all previous proposals, agreements and other written and oral communications, except as may be provided in any agreement hereafter executed by the parties specifically referring to this Section and providing that such document is to be integrated with this Escrow Agreement.

14.                                 Titles.  Titles to the Sections and Subsections contained in this Escrow Agreement are for convenience only and shall not be deemed to modify the provisions hereof.

15.                                 Fees and Costs of Escrow Agent.  Seller and Buyer shall share equally the fees and costs of the Escrow Agent.

16.                                 Compliance with Directions of  Buyer and Seller.  Escrow Agent agrees to comply with the instructions of  Buyer and Seller with respect to the closing of each Aircraft.

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement to be duly executed and delivered by their officers or representatives thereunder duly authorized as of the day and year first above written.

CHAMPLAIN ENTERPRISES, INC.

By:
Name:
Title:

BIG SKY TRANSPORTATION CO. d/b/a Big Sky
Airlines

By:
Name:
Title:

DAUGHERTY, FOWLER, PEREGRIN, HAUGHT & JENSON

By:
Name:
Title:

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

Schedule A

Serial #	Registration #	Engine #
UE-405	N856CA	PSO387 PS0385
UE-396	N838CA	PSO458 PS0407
UE-401	N840CA	PSO409 PS0406
UE-399	N854CA	PSO390 PS0434
UE-400	N835CA	PSO415 PS0416
UE-397	N837CA	PSO408 PS0391
UE-403	N857CA	PSO395 PS0394
UE-402	N842CA	PSO402 PS0403

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

Schedule B

Delivery and Closing Date

Aircraft	Delivery Date as soon as possible, but in no event later than
1	April 17, 2007*
2	July 2, 2007
3	August 6, 2007
4	September 3, 2007
5	October 1, 2007
6	November 5, 2007
7	December 3, 2007
8	January 1, 2008

[* Assumes Seller is fully released of *** by April 1, 2007. ]  Seller shall have no obligation to deliver the first Aircraft to Buyer until Seller is released of ***.  Such release has no effect upon the delivery dates of the other eight Aircraft.

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

Exhibit B

Form of Certificate of Final Acceptance and Delivery

Pursuant to the Used Beechcraft 1900D Airliner Purchase Agreement between Champlain Enterprises, Inc. (“Seller”) and Big Sky Transportation Co. d/b/a Big Sky Airlines (“Buyer”), dated March    , 2007 (“Purchase Agreement”), the undersigned, who is Buyer’s duly authorized representative, hereby certifies that the Aircraft described below meets the delivery requirements set forth in the Purchase Agreement and is hereby accepted and delivered:

Manufacturer: Raytheon Aircraft Company Model: Beechcraft 1900D Airliner Manufacturer’s Serial

No.: UE-405 Registration No.:                  Engine Make: Pratt & Whitney PT6A-67D

Engine Serial Numbers: PCE-        and PCE-         Propeller Make: Hartzell HC-E4A-3J

Propeller Serial Numbers: HJ-      HJ-

BIG-SKY TRANSPORTATION CO. d/b/a BIG SKY AIRLINES

By:
Name:
Title:

Date of Issue:

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

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Exhibit C

FORM OF BILL OF SALE

Know all men by these present that Champlain Enterprises, Inc. (“Seller”), in consideration of the sum of One Dollar ($1.00) U.S., receipt of which is hereby acknowledged, does hereby grant, bargain, sell and assign to Big Sky Transportation Co. (“Buyer”) the following described Aircraft and installed engines (the “Aircraft”):

Manufacturer:	Raytheon Aircraft Company

Model:	Beechcraft 1900D Airliner

Manufacturer’s Serial No.:	UE-405

Registration No.:	N856CA

Engine Make:	Pratt & Whitney PT6A-67D

Engine Serial Numbers:	PCE-PS and PCE-PS

Propeller Make:	Hartzell HC-E4A-3J

Propeller Serial Numbers:	HJ- HJ-

Together with all equipment, components and accessories installed thereon or used in connection therewith. To have and to hold said Aircraft unto Buyer, its successors and assigns, for its and their own use forever.

Seller hereby represents and warrants to Buyer that at the time of delivery of the Aircraft to Buyer, (i) Seller shall have legal title to the Aircraft, and (ii) the Aircraft shall be transferred to Buyer free and clear of any liens, claims, charges or encumbrances. This Bill of Sale is made and delivered pursuant to the provisions of that certain Used Beechcraft 1900D Airliner Purchase Agreement between Seller and Buyer dated March     , 2007.

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and delivered this     day of              , 2007.

CHAMPLAIN ENTERPRISES, INC.

By: Name: Title:

*** Denotes portions omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934. A copy of this agreement with the omitted information intact has been filed separately with the Securities and Exchange Commission.

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